Exhibit 99.1



                               VOTING AGREEMENT


         VOTING AGREEMENT (this "Agreement"), dated as of July 8, 1998, by Metropolitan Partners LLC, a Delaware limited liability company ("Purchaser"), Reckson Associates Realty Corp., a Maryland corporation, Crescent Real Estate Equities Company, a Texas real estate investment trust, and the persons listed on Schedule A hereto (each a "Stockholder"), each a stockholder of Tower Realty Trust, Inc., a Maryland corporation (the "Company").

                                   RECITALS

         A. Purchaser and the Company are concurrently herewith entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company shall be merged with and into the Purchaser.

         B. Each Stockholder is a significant stockholder of the Company.

         C. The execution and delivery of this Agreement is a condition to Purchaser entering into the Merger Agreement.

         NOW,   THEREFORE,   in   consideration   of  the   premises  and  the
representations, warranties and agreements herein contained, the parties hereby agree as follows:

         1. Voting. At the meeting of the Company's  stockholders  convened to
            ------
consider and vote upon approval of the Merger (the "Transaction") and adoption of the Merger Agreement, each Stockholder shall vote or cause to be voted all of the shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), owned of record by such Stockholder at the record date for such vote and which Morgan Stanley Asset Management, Inc. ("MSAM") has the power to vote (the "Shares") (a) in favor of the authorization of the transactions contemplated by the Merger Agreement and (b) against (i) approval of any proposal made in opposition to or in competition with the Transaction,
(ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than the Purchaser or one of its subsidiaries, (iii) any liquidation or winding up of the Company, and (iv) any other action that may reasonably be expected to result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement which would materially and adversely affect the Company or its ability to consummate the transactions contemplated by the Merger Agreement.

         2.  No  Solicitation.   Each  Stockholder   shall  not,  directly  or
             ----------------
indirectly: (i) take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Acquisition Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Acquisition Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Acquisition Offer. Each Stockholder shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition Offer. Notwithstanding anything in this Section 2 to the contrary, (i) no affiliate of any Stockholder in his capacity as a director of the Company shall be prohibited from taking any action permitted to be taken pursuant to the Merger Agreement, (ii) no such action shall be deemed to constitute a breach of this Agreement by any Stockholder and (iii) no Stockholder or any affiliate of such Stockholder shall be prohibited from providing usual and customary services to clients in the business in which it operates.

         3.  No  Transfer.  No  Stockholder  shall  sell,  pledge,  assign  or
             ------------
otherwise transfer or dispose of, or authorize, propose or agree to the sale, pledge, assignment or other transfer or disposition of, any of its Shares.

         4.  Representations and Warranties.  Each Stockholder  represents and
             ------------------------------
warrants to Purchaser as follows:

                  (a) ORGANIZATION. Such Stockholder is duly organized and validly existing under the laws of the jurisdiction in which it was established.

                  (b) REQUISITE POWER. Such Stockholder has the requisite power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) VALIDITY. This Agreement has been duly and validly executed and delivered by such Stockholder.

                  (d) AUTHORITY TO VOTE SHARES. The Stockholder owns of record the number of shares of Company Common Stock and, if different, the number of Shares set forth opposite its name on Schedule A hereto. MSAM has legal power, authority and right to vote all Shares in favor of the approval of the Transaction and the adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (e) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby or by the Merger Agreement, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of such Stockholder under, any of the terms, conditions or provision of any agreement or instrument to which such Stockholder is a party or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to such Stockholder; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not prevent MSAM from voting the Shares in accordance with Section 1 hereof.

                  (f) LITIGATION. There is no claim, action, proceeding or investigation pending or, to the knowledge of such Stockholder, threatened against or relating to such Stockholder before any court or governmental or regulatory authority or body and such Stockholder is not subject to any outstanding order, writ, injunction or decree which, if determined adversely, individually or in the aggregate, could reasonably be expected to prevent the Stockholder from performing its obligations hereunder.

         5. Termination. This Agreement may be terminated upon the earliest to
            ------------
occur of (i) the termination of the Merger Agreement pursuant to Article VII thereof and (ii) the consummation of the Transaction. In the event of a termination of this Agreement pursuant to this Section 5, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto; provided, however, that nothing herein shall release any party hereto from any liability for any breach of this Agreement.

         6.       Miscellaneous.
                  -------------

                  (a) NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the address set forth on Schedule A (with respect to each Stockholder) or at the following address or telecopier number (with respect to the Purchaser):

                           if to Purchaser at:

                           Metropolitan Partners LLC
                           c/o Reckson Associates Realty Corp.
                           225 Broadhollow Road
                           Melville, NY 11747
                           Telecopy No.:  (516) 622-6786
                           Attention:  Jason M. Barnett, Esq.; and

                           with a copy to:

                           Metropolitan Partners LLC
                           c/o Crescent Real Estate Equities Company
                           777 Main Street, Suite 2100

                           Fort Worth, TX 76102
                           Telecopy No.:  (817) 878-0429
                           Attention:  David M. Dean

                  (b) INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  (d) ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (e) SEVERABILITY; SAVINGS. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state. Each of the Stockholder and the Purchaser hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any litigation arising out of or relating to this Agreement.

                  (g) ASSIGNMENT. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

                  (h) AMENDMENT. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (i) REMEDIES. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

                  (J) DEFINED TERMS. All capitalized terms used herein and not defined herein shall have the meaning set forth in the Merger Agreement.

                  (K) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each Stockholder in Section 4 hereof are several and not joint.




         IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement as of the date first above written.

                                          MORGAN       STANLEY      ASSET
                                          MANAGEMENT,       INC.,      as
                                          attorney-in-fact  for  each  of
                                          the   Stockholders   listed  on
                                          Schedule A hereto


                                          By: /s/ Russell Platt
                                             ____________________________
                                          Name:  Russell Platt
                                          Title: Managing Director


                                          METROPOLITAN PARTNERS LLC


                                          By: /s/ Scott H. Rechler
                                             ___________________________
                                          Name:  Scott H. Rechler
                                          Title:



                                          RECKSON ASSOCIATES REALTY CORP.



                                          By: /s/ Scott H. Rechler
                                             __________________________
                                          Name:  Scott H. Rechler
                                          Title: President and Chief
                                                 Operating Officer


                                          CRESCENT REAL ESTATE EQUITIES COMPANY


                                          By: /s/ David M. Dean
                                              __________________________
                                          Name:  David M. Dean
                                          Title: Senior Vice President,
                                                 Law and Secretary








                                                              Schedule A


                                The Stockholder
                                ---------------


                                                            Number of Shares
    Name                                                 Company Common Stock
    ----                                                 --------------------

    MS Real Estate Special Situations Inc.                         79,468

    Morgan Stanley Real Estate Special                             30,507
    Situations Investors, L.P.

    The Morgan Stanley Real Estate                                358,577
    Special Situations Fund I, L.P.

    The Morgan Stanley Real Estate                                478,102
    Special Situations Fund II, L.P.

    Stichting Bedrijfspensioenfonds Voor                          235,896
    De Metaalnijverheid

    Stichting Pensioenfonds ABP                                   354,544

    MS Special Funds Pte Ltd                                      118,336



Address
-------

    Morgan Stanley Asset Management Inc.
    1221 Avenue of the Americas
    New York, NY  10020
    Attn: Arthur Lev







                               VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as July 8, 1998, by Metropolitan Partners LLC, a Delaware limited liability company ("Purchaser"), Reckson Associates Realty Corp., a Maryland corporation, Crescent Real Estate Equities Company, a Texas real estate investment trust, and DRA Opportunity Fund (the "Stockholder"), a stockholder of Tower Realty Trust, Inc., a Maryland corporation (the "Company").

                                   RECITALS

         A. Purchaser and the Company are concurrently herewith entering into an Agreement and Plan of Merger dated as of the date hereof (a copy of which has been provided to the Stockholder) (the "Merger Agreement"), pursuant to which the Company shall be merged with and into the Purchaser.

         B. The Stockholder is a significant stockholder of the Company.

         C. The execution and delivery of this Agreement is a condition to Purchaser entering into the Merger Agreement.

         NOW,   THEREFORE,   in   consideration   of  the   premises  and  the
representations, warranties and agreements herein contained, the parties hereby agree as follows:

         1. Voting. At the meeting of the Company's  stockholders  convened to
            ------
consider and vote upon approval of the Merger (the "Transaction") and adoption of the Merger Agreement, the Stockholder shall vote or cause to be voted all of the shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), owned of record by it at the record date for such vote and which it has the sole power to vote (the "Shares") (a) in favor of the authorization of the transactions contemplated by the Merger Agreement and
(b) against (i) approval of any proposal made in opposition to or in competition with the Transaction, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than the Purchaser or one of its subsidiaries, (iii) any liquidation or winding up of the Company, and (iv) any other action that may reasonably be expected to result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement which would materially and adversely affect the Company or its ability to consummate the transactions contemplated by the Merger Agreement.

         2.  No  Solicitation.   The  Stockholder   shall  not,   directly  or
             ----------------
indirectly: (i) take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Acquisition Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Acquisition Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Acquisition Offer. The Stockholder shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition Offer. Notwithstanding anything in this Section 2 to the contrary, (i) no affiliate of the Stockholder in his capacity as a director of the Company shall be prohibited from taking any action permitted to be taken pursuant to the Merger Agreement, (ii) no such action shall be deemed to constitute a breach of this Agreement by the Stockholder and (iii) no Stockholder or affiliate of such Stockholder shall be prohibited from providing usual and customary services to clients in the business in which it operates.

         3. No Transfer.  The Stockholder  shall not sell,  pledge,  assign or
            -----------
otherwise transfer or dispose of, or authorize, propose or agree to the sale, pledge, assignment or other transfer or disposition of, any of its Shares.

         4.  Representations  and Warranties.  The Stockholder  represents and
             -------------------------------
warrants to Purchaser as follows:

                  (a) ORGANIZATION. The Stockholder is duly organized and validly existing under the laws of the jurisdiction in which it was established.

                  (b) REQUISITE POWER. The Stockholder has the requisite power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) VALIDITY. This Agreement has been duly and validly executed and delivered by the Stockholder.

                  (d) AUTHORITY TO VOTE SHARES. The Stockholder owns of record the number of shares of Company Common Stock and, if different, the number of Shares set forth opposite its name on Schedule A hereto. The Stockholder has full legal power, authority and right to vote all Shares in favor of the approval of the Transaction and the adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (e) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby or by the Merger Agreement, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under, any of the terms, conditions or provision of any agreement or instrument to which the Stockholder is a party or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to the Stockholder; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not prevent the Stockholder from voting the Shares in accordance with Section 1 hereof.

                  (f) LITIGATION. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Stockholder, threatened against or relating to the Stockholder before any court or governmental or regulatory authority or body and the Stockholder is not subject to any outstanding order, writ, injunction or decree which, if determined adversely, individually or in the aggregate, could reasonably be expected to prevent the Stockholder from performing its obligations hereunder.

         5. Termination. This Agreement may be terminated upon the earliest to
            ------------
occur of (i) the termination of the Merger Agreement pursuant to Article VII thereof and (ii) the consummation of the Transaction. In the event of a termination of this Agreement pursuant to this Section 5, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto; provided, however, that nothing herein shall release any party hereto from any liability for any breach of this Agreement.

         6.       Miscellaneous.
                  -------------

                  (a) NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the address set forth on Schedule A (with respect to the Stockholder) or at the following address or telecopier number (with respect to the Purchaser):

                           if to Purchaser at:

                           Metropolitan Partners LLC
                           c/o Reckson Associates Realty Corp.
                           225 Broadhollow Road
                           Melville, NY 11747
                           Telecopy No.:  (516) 622-6786
                           Attention:  Jason M. Barnett, Esq.; and

                           with a copy to:

                           Metropolitan Partners LLC
                           c/o Crescent Real Estate Equities Company
                           777 Main Street, Suite 2100
                           Fort Worth, TX 76102
                           Telecopy No.:  (817) 878-0429
                           Attention:  David M. Dean

                  (b) INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  (d) ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (e) SEVERABILITY; SAVINGS. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state. Each of the Stockholder and the Purchaser hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any litigation arising out of or relating to this Agreement.

                  (g) ASSIGNMENT. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

                  (h) AMENDMENT. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (i) REMEDIES. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

                  (j) DEFINED TERMS. All capitalized terms used herein and not defined herein shall have the meaning set forth in the Merger Agreement.



         IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement as of the date first above written.

                                DRA OPPORTUNITY FUND



                                By: /s/ Frank Tansey
                                   _________________________
                                Name:  Frank Tansey
                                Title: President


                                METROPOLITAN PARTNERS LLC



                                By: /s/ Scott H. Rechler
                                   _________________________
                                Name:  Scott H. Rechler
                                Title:



                                RECKSON ASSOCIATES REALTY CORP.



                                By: /s/ Scott H. Rechler
                                   _________________________
                                Name:  Scott H. Rechler
                                Title: President and Chief
                                       Operating Officer



                                CRESCENT REAL ESTATE EQUITIES COMPANY



                                By: /s/ David M. Dean
                                   __________________________
                                Name:  David M. Dean
                                Title: Senior Vice President,
                                       Law and Secretary









                                                         Schedule A



                                The Stockholder
                                ---------------


                                                           Number of Shares
         Name                                              Company Common Stock
         -----                                             --------------------

         DRA Opportunity Fund                                   465,400



         Address
         --------

         c/o DRA Advisors, Inc.
         1180 Avenue of the Americas
         New York, NY 10036





                               VOTING AGREEMENT


         VOTING AGREEMENT (this "Agreement"), dated as July 8, 1998, by Metropolitan Partners LLC, a Delaware limited liability company ("Purchaser"), Reckson Associates Realty Corp., a Maryland corporation, Crescent Real Estate Equities Company, a Texas real estate investment trust, and Office Invest Sub LLC (the "Stockholder"), a stockholder of Tower Realty Trust, Inc., a Maryland corporation (the "Company").

                                   RECITALS

         C. Purchaser and the Company are concurrently herewith entering into an Agreement and Plan of Merger dated as of the date hereof (a copy of which has been provided to the Stockholder) (the "Merger Agreement"), pursuant to which the Company shall be merged with and into the Purchaser.

         D. The Stockholder is a significant stockholder of the Company.

         C. The execution and delivery of this Agreement is a condition to Purchaser entering into the Merger Agreement.

         NOW,   THEREFORE,   in   consideration   of  the   premises  and  the
representations, warranties and agreements herein contained, the parties hereby agree as follows:

         1. Voting. At the meeting of the Company's  stockholders  convened to
            ------
consider and vote upon approval of the Merger (the "Transaction") and adoption of the Merger Agreement, the Stockholder shall vote or cause to be voted all of the shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), owned of record by it at the record date for such vote and which it has the sole power to vote (the "Shares") (a) in favor of the authorization of the transactions contemplated by the Merger Agreement and
(b) against (i) approval of any proposal made in opposition to or in competition with the Transaction, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than the Purchaser or one of its subsidiaries, (iii) any liquidation or winding up of the Company, and (iv) any other action that may reasonably be expected to result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement which would materially and adversely affect the Company or its ability to consummate the transactions contemplated by the Merger Agreement.

         2.  No  Solicitation.   The  Stockholder   shall  not,   directly  or
             ----------------
indirectly: (i) take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Acquisition Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Acquisition Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Acquisition Offer. The Stockholder shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition Offer. Notwithstanding anything in this Section 2 to the contrary, (i) no affiliate of the Stockholder in his capacity as a director of the Company shall be prohibited from taking any action permitted to be taken pursuant to the Merger Agreement, (ii) no such action shall be deemed to constitute a breach of this Agreement by the Stockholder and (iii) no Stockholder or affiliate of such Stockholder shall be prohibited from providing usual and customary services to clients in the business in which it operates.

         3. No Transfer.  The Stockholder  shall not sell,  pledge,  assign or
            -----------
otherwise transfer or dispose of, or authorize, propose or agree to the sale, pledge, assignment or other transfer or disposition of, any of its Shares.

         4.  Representations  and Warranties.  The Stockholder  represents and
             -------------------------------
warrants to Purchaser as follows:

                  (a) ORGANIZATION. The Stockholder is duly organized and validly existing under the laws of the jurisdiction in which it was established.

                  (b) REQUISITE POWER. The Stockholder has the requisite power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) VALIDITY. This Agreement has been duly and validly executed and delivered by the Stockholder.

                  (d) AUTHORITY TO VOTE SHARES. The Stockholder owns of record the number of shares of Company Common Stock and, if different, the number of Shares set forth opposite its name on Schedule A hereto. The Stockholder has full legal power, authority and right to vote all Shares in favor of the approval of the Transaction and the adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (e) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby or by the Merger Agreement, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under, any of the terms, conditions or provision of any agreement or instrument to which the Stockholder is a party or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to the Stockholder; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not prevent the Stockholder from voting the Shares in accordance with Section 1 hereof.

                  (f) LITIGATION. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Stockholder, threatened against or relating to the Stockholder before any court or governmental or regulatory authority or body and the Stockholder is not subject to any outstanding order, writ, injunction or decree which, if determined adversely, individually or in the aggregate, could reasonably be expected to prevent the Stockholder from performing its obligations hereunder.

         5. Termination. This Agreement may be terminated upon the earliest to
            -----------
occur of (i) the termination of the Merger Agreement pursuant to Article VII thereof and (ii) the consummation of the Transaction. In the event of a termination of this Agreement pursuant to this Section 5, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto; provided, however, that nothing herein shall release any party hereto from any liability for any breach of this Agreement.

         6.       Miscellaneous.
                  -------------

                  (a) NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the address set forth on Schedule A (with respect to the Stockholder) or at the following address or telecopier number (with respect to the Purchaser):

                           if to Purchaser at:

                           Metropolitan Partners LLC
                           c/o Reckson Associates Realty Corp.
                           225 Broadhollow Road
                           Melville, NY 11747
                           Telecopy No.:  (516) 622-6786
                           Attention:  Jason M. Barnett, Esq.; and

                           with a copy to:

                           Metropolitan Partners LLC
                           c/o Crescent Real Estate Equities Company
                           777 Main Street, Suite 2100
                           Fort Worth, TX 76102
                           Telecopy No.:  (817) 878-0429
                           Attention:  David M. Dean

                  (b) INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  (d) ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (e) SEVERABILITY; SAVINGS. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state. Each of the Stockholder and the Purchaser hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any litigation arising out of or relating to this Agreement.

                  (g) ASSIGNMENT. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

                  (h) AMENDMENT. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (i) REMEDIES. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

                  (j) DEFINED TERMS. All capitalized terms used herein and not defined herein shall have the meaning set forth in the Merger Agreement.




         IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement as of the date first above written.

                                     OFFICE INVEST SUB LLC


                                     By: /s/ Frank Tansey
                                        __________________________
                                     Name:  Frank Tansey
                                     Title: President


                                     METROPOLITAN PARTNERS LLC


                                     By: /s/ Scott H. Rechler
                                        __________________________
                                     Name:  Scott H. Rechler
                                     Title:


                                     RECKSON ASSOCIATES REALTY CORP.


                                      By: /s/ Scott H. Rechler
                                         __________________________
                                      Name:  Scott H. Rechler
                                      Title: President and Chief
                                             Operating Officer


                                     CRESCENT REAL ESTATE EQUITIES COMPANY


                                      By: /s/ David M. Dean
                                         ___________________________
                                      Name:  David M. Dean
                                      Title: Senior Vice President,
                                             Law and Secretary









                                                                 Schedule A


                                The Stockholder
                                ---------------


                                                           Number of Shares
         Name                                            Company Common Stock
         -----                                           --------------------


         Office Invest Sub LLC                                     459,400


         Address
         --------

         c/o DRA Advisors, Inc.
         1180 Avenue of the Americas
         New York, NY 10036






                               VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as July 8, 1998, by Metropolitan Partners LLC, a Delaware limited liability company ("Purchaser"), Reckson Associates Realty Corp., a Maryland corporation, Crescent Real Estate Equities Company, a Texas real estate investment trust, and the persons listed on Schedule A hereto (each a "Stockholder"), each a stockholder of Tower Realty Trust, Inc., a Maryland corporation (the "Company").

                                   RECITALS

         E. Purchaser and the Company have entered into an Agreement and Plan of Merger dated as of July 9, 1998 (a copy of which has been provided to each Stockholder) (the "Merger Agreement"), pursuant to which the Company shall be merged with and into the Purchaser on the terms set forth in the Merger Agreement (the "Merger").

         F. Each Stockholder owns the shares of common stock of the Company set forth on Schedule A hereto.

         NOW,   THEREFORE,   in   consideration   of  the   premises  and  the
representations, warranties and agreements herein contained, the parties hereby agree as follows:

         1. Voting. At the meeting of the Company's  stockholders  convened to
            ------
consider and vote upon approval of the Merger (the "Transaction") and adoption of the Merger Agreement, each Stockholder shall vote or cause to be voted all of the shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), owned of record by it at the record date for such vote and which it has the sole power to vote (the "Shares") (a) in favor of the authorization of the transactions contemplated by the Merger Agreement so long as there is no reduction to the Merger Consideration (as defined in the Merger Agreement) or in its form of payment set forth in the Merger Agreement as of the date hereof and (b) against (i) approval of any proposal made in opposition to or in competition with the Transaction, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than the Purchaser or one of its subsidiaries, (iii) any liquidation or winding up of the Company, and (iv) any other action that may reasonably be expected to result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement which would materially and adversely affect the Company or its ability to consummate the transactions contemplated by the Merger Agreement.

         2.  No  Solicitation.   Each  Stockholder   shall  not,  directly  or
             -----------------
indirectly: (i) take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Acquisition Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Acquisition Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Acquisition Offer. Each Stockholder shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition Offer. Notwithstanding anything in this Section 2 to the contrary, (i) no affiliate of any Stockholder in his capacity as a director of the Company shall be prohibited from taking any action permitted to be taken pursuant to the Merger Agreement, (ii) no such action shall be deemed to constitute a breach of this Agreement by any Stockholder and (iii) no Stockholder or affiliate of such Stockholder shall be prohibited from providing usual and customary services to clients in the business in which it operates.

         3.  No  Transfer.  No  Stockholder  shall  sell,  pledge,  assign  or
             ------------
otherwise transfer or dispose of, or authorize, propose or agree to the sale, pledge, assignment or other transfer or disposition of, any of its Shares.

         4.  Representations and Warranties.  Each Stockholder,  severally and
             ------------------------------
not jointly, represents and warrants to Purchaser as follows:

                  (a) ORGANIZATION. Such Stockholder is duly formed and validly existing under the laws of the jurisdiction in which it was established.

                  (b) REQUISITE POWER. Such Stockholder has the requisite power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) VALIDITY. This Agreement has been duly and validly executed and delivered by such Stockholder.

                  (d) AUTHORITY TO VOTE SHARES. Such Stockholder owns of record the number of shares of Company Common Stock and, if different, the number of Shares set forth opposite its name on Schedule A hereto. Such Stockholder has full legal power, authority and right to vote all Shares in favor of the approval of the Transaction and the adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (e) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby or by the Merger Agreement, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of such Stockholder under, any of the terms, conditions or provision of any agreement or instrument to which such Stockholder is a party or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to such Stockholder; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not prevent such Stockholder from voting the Shares in accordance with Section 1 hereof.

                  (f) LITIGATION. There is no claim, action, proceeding or investigation pending or, to the knowledge of such Stockholder, threatened against or relating to such Stockholder before any court or governmental or regulatory authority or body and such Stockholder is not subject to any outstanding order, writ, injunction or decree which, if determined adversely, individually or in the aggregate, could reasonably be expected to prevent such Stockholder from performing its obligations hereunder.

         5.  Termination.  This  Agreement may be terminated by any party upon
             ------------
the earliest to occur of (i) the termination of the Merger Agreement pursuant to Article VII thereof and (ii) the consummation of the Transaction. In the event of a termination of this Agreement pursuant to this Section 5, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto; provided, however, that nothing herein shall release any party hereto from any liability for any breach of this Agreement.

         6.       Miscellaneous.
                  -------------

                  (a) NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the address set forth on Schedule A (with respect to each Stockholder) or at the following address or telecopier number (with respect to the Purchaser):

                           if to Purchaser at:

                           Metropolitan Partners LLC
                           c/o Reckson Associates Realty Corp.
                           225 Broadhollow Road
                           Melville, NY 11747
                           Telecopy No.:  (516) 622-6786
                           Attention:  Jason M. Barnett, Esq.; and

                           with a copy to:

                           Metropolitan Partners LLC
                           c/o Crescent Real Estate Equities Company
                           777 Main Street, Suite 2100
                           Fort Worth, TX 76102
                           Telecopy No.:  (817) 878-0429
                           Attention:  David M. Dean

                  (b) INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  (d) ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (e) SEVERABILITY; SAVINGS. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state. Each of the Stockholder and the Purchaser hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any litigation arising out of or relating to this Agreement.

                  (g) ASSIGNMENT. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

                  (h) AMENDMENT. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (i) REMEDIES. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

                  (j) DEFINED TERMS. All capitalized terms used herein and not defined herein shall have the meaning set forth in the Merger Agreement.





         IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement as of the date first above written.

                    CARLYLE REALTY PARTNERS, L.P.

                    By:  Carlyle Realty, L.P., its general partner

                         By:  DBD Investors III, L.L.C., its general partner


                    By:   /s/ Daniel A. D'Aniello
                       ------------------------------------------
                    Name:  Daniel A. D'Aniello
                    Title: Managing Member


                    CARLYLE REALTY QUALIFIED PARTNERS, L.P.

                    By:  Carlyle Realty, L.P., its general partner

                         By:  DBD Investors III, L.L.C., its general partner


                   By:   /s/ Daniel A. D'Aniello
                       ------------------------------------------
                    Name:  Daniel A. D'Aniello
                    Title: Managing Member

                    CARLYLE REALTY PARTNERS SUNRISE, L.P.,

                    By:  Carlyle Realty, L.P., its general partner

                         By:  DBD Investors III, L.L.C., its general partner


                   By:   /s/ Daniel A. D'Aniello
                       ------------------------------------------
                    Name:  Daniel A. D'Aniello
                    Title: Managing Member


                    CARLYLE REALTY COINVESTMENT, L.P.,

                    By:  Carlyle Realty, L.P., its general partner

                         By:  DBD Investors III, L.L.C., its general partner


                   By:   /s/ Daniel A. D'Aniello
                       ------------------------------------------
                    Name:  Daniel A. D'Aniello
                    Title: Managing Member


                    METROPOLITAN PARTNERS LLC


                    By:  /s/ Scott H. Rechler
                        --------------------------------------
                    Name:  Scott H. Rechler
                    Title:


                    RECKSON ASSOCIATES REALTY CORP.


                    By:  /s/ Scott H. Rechler
                        --------------------------------------
                    Name:  Scott H. Rechler
                    Title: President and Chief Operating Officer


                    CRESCENT REAL ESTATE EQUITIES COMPANY


                     By:  /s/ David M. Dean
                         -----------------------------------
                     Name:  David M. Dean
                     Title: Senior Vice President,
                            Law and Secretary


                                                 Schedule A



                             List of Stockholders
                             --------------------


                                                          Number of Shares
         Name                                          Company Common Stock
         ----                                          ---------------------


         CARLYLE REALTY PARTNERS, L.P.                           123,150

         CARLYLE REALTY QUALIFIED PARTNERS, L.P.                 130,506

         CARLYLE REALTY PARTNERS SUNRISE, L.P.                    79,489

         CARLYLE REALTY COINVESTMENT, L.P.                        51,470



         Address for Stockholders:


         c/o Carlyle Realty, L.P.
         1001 Pennsylvania Avenue, N.W.
         Suite 220 South
         Washington, D.C. 20004-2505